UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2023

Capri Holdings Limited

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-35368	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

90 Whitfield Street

2nd Floor

London, United Kingdom

W1T 4EZ

(Address of principal executive offices)

(Zip Code)

44 207 632 8600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	CPRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Agreement and Plan of Merger

On August 10, 2023, Capri Holdings Limited (“Capri”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tapestry, Inc., a Maryland corporation (“Tapestry”), and Sunrise Merger Sub, Inc., a British Virgin Islands business company limited by shares and a direct wholly owned subsidiary of Tapestry (“Merger Sub”).

The Merger Agreement provides that, among other things and on the terms and subject to the conditions set forth therein, Tapestry will acquire Capri in an all-cash transaction by means of a merger of Merger Sub with and into Capri (the “Merger”), with Capri surviving the Merger as a wholly owned subsidiary of Tapestry.

Merger Consideration

On the terms and subject to the conditions set forth therein, at the effective time of the Merger (the “Effective Time”), each issued and outstanding ordinary share, no par value, of Capri (an “Ordinary Share”) (other than (a) Ordinary Shares that are issued and outstanding immediately prior to the Effective Time that are owned or held in treasury by Capri or by Tapestry or any of its direct or indirect subsidiaries and (b) Ordinary Shares that are issued and outstanding immediately prior to the Effective Time that are held by holders who have properly exercised dissenters’ rights in accordance with, and who have complied with, Section 179 of the BVI Business Companies Act, 2004 (as amended) of the British Virgin Islands) will be converted into the right to receive $57.00 in cash, without interest (the “Merger Consideration”), subject to any required tax withholding as provided in the Merger Agreement.

Capri’s Board of Directors has unanimously approved the Merger Agreement and the transactions contemplated thereby and, subject to certain exceptions set forth in the Merger Agreement, resolved to recommend that Capri’s shareholders adopt a resolution authorizing the Merger Agreement and the Plan of Merger (as defined in the Merger Agreement) and approving the Merger and the other transactions contemplated by the Merger Agreement (“Shareholder Approval”).

If the Merger is consummated, the Ordinary Shares will be delisted from the New York Stock Exchange and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Conditions to the Merger

The completion of the Merger is subject to the fulfillment or waiver of certain customary mutual closing conditions, including (a) the Shareholder Approval having been obtained, (b) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of certain other regulatory approvals, and (c) the absence of any injunction or order by a court or other governmental entity of competent jurisdiction in U.S. or other specified jurisdictions preventing, enjoining, prohibiting or making illegal the consummation of the Merger. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain customary materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement. Tapestry’s obligation to consummate the Merger is also conditioned upon the absence of a material adverse effect on Capri’s business prior to the Effective Time as more specifically defined in the Merger Agreement. The consummation of the Merger is not subject to any financing condition.

Termination

The Merger Agreement contains termination rights for each of Capri and Tapestry, including, among others, (a) if the consummation of the Merger does not occur on or before August 10, 2024 (the “Outside Date”) (subject to two three-month extensions in the event that all of the conditions to the Merger other than conditions relating to regulatory approvals and the absence of an injunction or order have been obtained as of the original Outside Date), (b) if Shareholder Approval is not obtained following the meeting of Capri’s shareholders for purposes of obtaining such Shareholder Approval, (c) if a governmental entity issues a final, nonappealable order permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger, (d) if prior to the Effective Time, there is an uncured breach of Capri’s representations, warranties or covenants or Tapestry’s representations, warranties or covenants such that the relevant closing conditions would not be satisfied, in each case, subject to a cure right, and (e) subject to certain conditions, (i) by Tapestry if Capri’s Board of Directors makes an adverse recommendation change with respect to the Merger or if Capri materially breaches its non-solicit covenants or (ii) by Capri in order to enter into a definitive agreement with respect to a Superior Proposal (as defined in the Merger Agreement). Capri and Tapestry may also terminate the Merger Agreement by mutual written consent.

Capri is required to pay Tapestry a termination fee of $240 million in cash upon termination of the Merger Agreement under specified circumstances, including, the termination by Tapestry in the event of an adverse recommendation change by Capri’s Board of Directors, Capri’s material breach of its non-solicit covenants, or the termination by Capri to enter into an agreement in connection with a Superior Proposal. The Merger Agreement also provides that Tapestry will reimburse Capri for its expenses incurred in connection with the transaction up to $30 million, $40 million or $50 million (which cap varies depending on the timing of termination) if either party terminates the Merger Agreement due to a failure to receive regulatory approvals prior to the Outside Date or due to a governmental entity having issued a final, nonappealable order permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger. The Merger Agreement also provides that, in certain circumstances, either party may seek to compel the other party to specifically perform its obligations under the Merger Agreement.

Other Terms of the Merger Agreement

The Merger Agreement contains customary representations and warranties of Capri, Tapestry and Merger Sub, in each case generally subject to customary materiality qualifications. Additionally, the Merger Agreement provides for customary pre-closing covenants of Capri, Tapestry and Merger Sub, including covenants relating to Capri using reasonable best efforts to conduct its business in the ordinary course and taking or refraining from taking certain actions without Tapestry’s consent, subject to certain exceptions. Capri, Tapestry and Merger Sub also agreed, subject to certain limitations, to use their respective reasonable best efforts to cause the Merger to be consummated.

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time, Capri will not solicit alternative acquisition proposals from third parties, provide non-public information to third parties or engage in discussions or enter into agreements with third parties regarding alternative acquisition proposals, subject to customary exceptions.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

The Merger Agreement and the above description have been included to provide investors with information regarding its terms. They are not intended to provide any other factual information about Capri, Tapestry, Merger Sub or their respective affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Capri’s public disclosures. Accordingly, the Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Capri, Tapestry and Merger Sub and the transactions contemplated by the Merger Agreement that will be contained in or attached as annex to the proxy statement that Capri will file in connection with the transactions contemplated by the Merger Agreement, as well as in other filings that Capri will make with the U.S. Securities and Exchange Commission (the “SEC”).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2023, in connection with the entry into the Merger Agreement, Capri entered into a letter agreement with each of Capri’s named executive officers providing that, subject to the named executive officer actively working toward the completion of all requirements necessary to consummate the Merger and remaining employed through the closing of the Merger, the named executive officer will be eligible to receive a special one-time cash bonus award equal to his or her current base salary. If the Merger Agreement is terminated in accordance with its terms (without Capri entering into a subsequent transaction agreement in connection with the receipt of a Superior Proposal), or the named executive officer’s employment terminates for any reason prior to the closing of the Merger, the named executive officer’s eligibility to receive such bonus will automatically terminate and the right to the bonus will be forfeited. The foregoing description is not complete and is qualified in its entirety by reference to the letter agreement, the form of which will be filed as an exhibit to Capri’s quarterly report on Form 10-Q for its second fiscal quarter of 2024.

Item 8.01	Other Events.

On August 10, 2023, Capri and Tapestry issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1†	Agreement and Plan of Merger, dated as of August 10, 2023, by and among Capri Holdings Limited, Tapestry, Inc. and Sunrise Merger Sub, Inc.

99.1	Joint Press Release issued by Capri Holdings Limited and Tapestry, Inc., dated August 10, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

Additional Information and Where to Find It

This communication relates to the proposed transaction involving Capri. In connection with the proposed transaction, Capri will file relevant materials with the SEC, including Capri’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that Capri may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to Capri’s shareholders for their consideration. Before making any voting decision, Capri’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available because they will contain important information about the proposed transaction.

Capri’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Capri, without charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Capri Holdings Limited, 90 Whitfield Street, 2nd Floor, London, United Kingdom W1T 4EZ, Attention: Investor Relations; telephone +1 (201) 514-8234, or from Capri’s website www.capriholdings.com.

Participants in the Solicitation

Capri and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Capri’s directors and executive officers is available in Capri’s proxy statement for its 2023 annual meeting of shareholders, which was filed with the SEC on June 15, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This communication contains statements which are, or may be deemed to be, “forward-looking statements.” Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Capri about future events and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included herein, may be forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “plans”, “believes”, “expects”, “intends”, “will”, “should”, “could”, “would”, “may”, “anticipates”, “might” or similar words or phrases, are forward-looking statements. Such forward-looking statements involve known and unknown risks and uncertainties that could significantly affect expected results and are based on certain key assumptions, which could cause actual results to differ materially from those projected or implied in any forward-looking statements, including regarding the proposed transaction. These risks, uncertainties and other factors include the impact of the COVID-19 pandemic; changes in consumer traffic and retail trends; the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the proposed transaction that could delay or result in the termination of the proposed transaction, the occurrence of any other event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction, the possibility that Capri’s shareholders may not approve the proposed transaction, the risk that the parties to the Merger Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Ordinary Shares, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Capri to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, shareholders and other business relationships and on its operating results and business generally, and the risk the pending proposed transaction could divert the attention of Capri’s management; as well as those risks that are outlined in Capri’s disclosure filings and materials, which you can find on http://www.capriholdings.com, such as its Form 10-K, Form 10-Q and Form 8-K reports that have been filed with the SEC. Please consult these documents for a more complete understanding of these risks and uncertainties. Any forward-looking statement in this press release speaks only as of the date made and Capri disclaims any obligation to update or revise any forward-looking or other statements contained herein other than in accordance with legal and regulatory obligations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPRI HOLDINGS LIMITED

Date: August 10, 2023	By:	/s/ Krista A. McDonough
	Name:	Krista A. McDonough
	Title:	Senior Vice President, General Counsel & Chief Sustainability Officer